ESAB Corporation Confirms Fourth Quarter And Full Year 2025 Results

North Bethesda, MD, February 20, 2026 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a focused premier industrial compounder, today announced financial results for the fourth quarter and full year of 2025, consistent with preliminary results provided on February 2, 2026.

ESAB reported fourth quarter sales of $721 million, an increase of 7% on a reported basis or a decrease of 2% in core organic sales before acquisitions and currency translation impacts, as compared to the same period prior year. ESAB also reported fourth quarter net income from continuing operations attributable to ESAB of $50 million or $0.82 diluted earnings per share and core adjusted net income of $83 million or $1.35 diluted earnings per share. Core adjusted EBITDA for the fourth quarter of $140 million rose 9% and margins expanded 10 basis points to 20.4%, both as compared to the prior year quarter.

ESAB reported full year 2025 sales of $2,843 million, an increase of 4% on a reported basis or flat core organic sales before acquisitions and currency translation impacts, as compared to the prior year. ESAB also reported full year 2025 net income from continuing operations attributable to ESAB of $259 million or $4.10 diluted earnings per share and core adjusted net income of $324 million or $5.27 diluted earnings per share. Core adjusted EBITDA for the full year of $540 million rose 6% and margins expanded 30 basis points to 20.0%, both as compared to the prior year.

ESAB Full Year 2026 Outlook

Consistent with 2026 guidance released on February 2, 2026, ESAB expects core organic growth of 2.0% to 4.0% and total core sales growth of 6.0% to 9.0% for the full year 2026, which reflects a 0.0% to 1.0% currency tailwind and approximately 4% M&A growth. ESAB is expecting core adjusted EBITDA of $575 to $595 million and core adjusted EPS of $5.70 to $5.90 for the full year 2026.

About ESAB

Founded in 1904, ESAB is a focused premier industrial compounder. The Company’s rich history of innovative products, workflow solutions and business system ESAB Business Excellence, enables its purpose of Shaping the world we imagineTM. ESAB is based in North Bethesda, Maryland and employs approximately 10,300 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures excludes Russia for the three months and year ended December 31, 2025 and 2024. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, Pension settlement loss, Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories and depreciation and other amortization), Core adjusted EBITDA, organic sales, Core organic sales, adjusted free cash flow and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories and Pension settlement loss. Adjusted net income includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the three months and years ended December 31, 2025 and 2024.
Adjusted EBITDA excludes from Net income from continuing operations the effect of Income tax expense, Interest expense and other, net, Pension settlement loss, Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories and depreciation and other amortization. ESAB presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, acquisition transaction, due diligence and integration expenses, amortization of intangibles and fair value charges on acquired inventories and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margin, which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margin, respectively, further removing the impact of Russia for the three months and years ended December 31, 2025 and 2024.

ESAB presents organic sales, which excludes the impact of acquisitions and foreign exchange rate fluctuations, and presents core organic sales, which further excludes the impact of the Russia business for the three months and years ended December 31, 2025 and 2024.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to discontinued operations, proceeds from sale of certain properties and acquisition-related payments less Purchases of property, plant and equipment.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.

ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the war in Ukraine and the conflict in the Middle East and the resulting escalating geopolitical tensions; impact of supply chain disruptions; the impact of creditworthiness and financial viability of customers; impact of inflationary pressures, tariffs and trade policies, foreign exchange fluctuations and commodity prices; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S Securities and Exchange Commission (“SEC”) on February 20, 2026, as well as other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net sales	$720,986	$670,756	$2,842,555	$2,740,803
Cost of sales	463,193	412,433	1,794,213	1,703,348
Gross profit	257,793	258,323	1,048,342	1,037,455
Selling, general and administrative expense	153,660	145,241	608,416	579,778
Restructuring and other related charges	17,520	1,655	27,756	10,227
Operating income	86,613	111,427	412,170	447,450
Pension settlement loss	—	—	—	12,155
Interest expense and other, net	22,545	14,965	83,910	64,890
Income from continuing operations before income taxes	64,068	96,462	328,260	370,405
Income tax expense	12,681	22,885	69,157	77,348
Net income from continuing operations	51,387	73,577	259,103	293,057
Loss income from discontinued operations, net of taxes	(12,612)	(18,625)	(25,871)	(22,309)
Net income	38,775	54,952	233,232	270,748
Income attributable to noncontrolling interest, net of taxes	(1,102)	(1,208)	(6,466)	(5,906)
Net income attributable to ESAB Corporation	$37,673	$53,744	$226,766	$264,842
Earnings (loss) per share – basic
Income from continuing operations	$0.82	$1.19	$4.14	$4.73
Loss on discontinued operations	(0.21)	(0.31)	(0.43)	(0.37)
Net income per share – basic	$0.61	$0.88	$3.71	$4.36
Earnings (loss) per share – diluted
Income from continuing operations	$0.82	$1.18	$4.10	$4.68
Loss on discontinued operations	(0.21)	(0.30)	(0.43)	(0.37)
Net income per share – diluted	$0.61	$0.88	$3.67	$4.31

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Adjusted Net Income
Net income from continuing operations (GAAP)	$51.4	$73.6	$259.1	$293.1
Less: Income attributable to noncontrolling interest, net of taxes	1.1	1.2	6.5	5.9
Net income from continuing operations attributable to ESAB Corporation (GAAP)	50.3	72.4	252.6	287.2
Restructuring and other related charges – pretax(2)	17.5	1.7	27.8	10.2
Acquisition - amortization and other related charges – pretax(3)	24.4	8.9	72.1	34.5
Pension settlement loss – pretax	—	—	—	12.2
Tax effect on above items(4)	(12.7)	(2.4)	(25.1)	(13.7)
Discrete tax adjustments(5)	3.6	(0.4)	5.9	(6.9)
Adjusted net income from continuing operations (non-GAAP)	83.0	80.1	333.2	323.5
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(6)	(0.1)	(1.6)	(8.8)	(13.0)
Core adjusted net income from continuing operations (non-GAAP)	$83.0	$78.5	$324.4	$310.5
Adjusted net income margin from continuing operations	11.5%	11.9%	11.7%	11.8%

Adjusted Net Income Per Share
Net income per share – diluted from continuing operations (GAAP)	$0.82	$1.18	$4.10	$4.68
Restructuring and other related charges – pretax(2)	0.29	0.03	0.45	0.17
Acquisition - amortization and other related charges – pretax(3)	0.40	0.15	1.18	0.56
Pension settlement loss – pretax	—	—	—	0.20
Tax effect on above items(4)	(0.21)	(0.04)	(0.41)	(0.22)
Discrete tax adjustments(5)	0.06	(0.01)	0.10	(0.11)
Adjusted net income per share – diluted from continuing operations (non-GAAP)	1.36	1.31	5.41	5.27
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(6)	(0.01)	(0.03)	(0.14)	(0.21)
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.35	$1.28	$5.27	$5.06
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services, as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $11.2 million and $31.5 million for the three months and year ended December 31, 2025, respectively, and $1.1 million and $4.2 million for the three months and year ended December 31, 2024, respectively. Additionally, it includes amortization of intangibles and fair value charges on acquired inventories totaling $13.2 million and $40.5 million for the three months and year ended December 31, 2025, respectively, and $7.8 million and $30.3 million for the three months and year ended December 31, 2024, respectively.
(4) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. ESAB estimates the tax effect of each adjustment by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5) During 2025, discrete adjustments relate to a tax law change in a foreign jurisdiction. For 2024, discrete adjustments relate to a favorable final ruling in a tax case in a foreign jurisdiction.
(6) Represents Russia contribution for the three months and year ended December 31, 2025 and 2024, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended December 31, 2025			Year Ended December 31, 2025
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$51.4			$259.1
Income tax expense			12.7			69.2
Interest expense and other, net			22.5			83.9
Operating income (GAAP)	$36.8	$49.8	$86.6	$167.8	$244.3	$412.2
Adjusted to add:
Restructuring and other related charges(2)	7.2	10.3	17.5	11.6	16.1	27.8
Acquisition - amortization and other related charges (3)	7.7	16.6	24.4	29.2	42.9	72.1
Depreciation and other amortization	5.0	9.3	14.3	16.7	31.0	47.7
Adjusted EBITDA (non-GAAP)	56.8	86.0	142.8	225.4	334.3	559.7
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	2.5	2.5	—	19.7	19.7
Core adjusted EBITDA (non-GAAP)	$56.8	$83.5	$140.3	$225.4	$314.7	$540.0
Adjusted EBITDA margin (non-GAAP)	20.7%	19.2%	19.8%	19.9%	19.5%	19.7%
Core adjusted EBITDA margin (non-GAAP)(5)	20.7%	20.2%	20.4%	19.9%	20.0%	20.0%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services, as well as the cost of relocating associates, relocating equipment, lease termination expenses and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $11.2 million and $31.5 million for the three months and year ended December 31, 2025, respectively, and amortization of intangibles and fair value charges on acquired inventories totaling $13.2 million and $40.5 million for the three months and year ended December 31, 2025, respectively.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $33.3 million and $142.2 million relating to Russia for the three months and year ended December 31, 2025, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended December 31, 2024			Year Ended December 31, 2024
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total
Net income from continuing operations (GAAP)			$73.6			$293.1
Income tax expense			22.9			77.3
Interest expense and other, net			15.0			64.9
Pension settlement loss			—			12.2
Operating income (GAAP)	$51.5	$60.0	$111.4	$203.2	$244.2	$447.5
Adjusted to add:
Restructuring and other related charges(2)	1.0	0.7	1.7	3.0	7.2	10.2
Acquisition-amortization and other related charges(3)	5.0	3.9	8.9	18.6	15.9	34.5
Depreciation and other amortization	3.5	5.7	9.2	14.5	22.2	36.6
Adjusted EBITDA (non-GAAP)	61.0	70.2	131.2	239.2	289.6	528.8
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	2.6	2.6	—	18.1	18.1
Core adjusted EBITDA (non-GAAP)	$61.0	$67.6	$128.6	$239.2	$271.5	$510.7
Adjusted EBITDA margin (non-GAAP)	21.6%	18.1%	19.6%	20.3%	18.5%	19.3%
Core adjusted EBITDA margin (non-GAAP)(5)	21.6%	19.3%	20.3%	20.3%	19.2%	19.7%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services, as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction, diligence and integration expenses totaling $1.1 million and $4.2 million for the three months and year ended December 31, 2024, respectively, and amortization of intangibles and fair value charges on acquired inventories totaling $7.8 million and $30.3 million for the three months and year ended December 31, 2024, respectively.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $37.6 million and $149.6 million relating to Russia for the three months and year ended December 31, 2024, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended December 31, 2024	$282.1		$388.6		$670.8
Components of Change:
Existing businesses (organic sales)(2)	(13.9)	(4.9)%	(11.7)	(3.0)%	(25.6)	(3.8)%
Acquisitions(3)	2.7	0.9%	43.7	11.2%	46.3	6.9%
Foreign Currency translation(4)	3.4	1.2%	26.2	6.7%	29.5	4.4%
Total sales (decline) growth	(7.9)	(2.8)%	58.1	15.0%	50.2	7.5%
For the three months ended December 31, 2025	$274.2		$446.8		$721.0
__________
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales(1)(2)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended December 31, 2024	$282.1		$351.0		$633.2
Components of Change:
Existing businesses (core organic sales)(3)	(13.9)	(4.9)%	2.2	0.6%	(11.7)	(1.8)%
Acquisitions(4)	2.7	0.9%	43.7	12.4%	46.3	7.3%
Foreign Currency translation(5)	3.4	1.2%	16.5	4.7%	19.9	3.1%
Total core sales (decline) growth	(7.9)	(2.8)%	62.4	17.8%	54.5	8.6%
For the three months ended December 31, 2025	$274.2		$413.4		$687.6
__________
(1) Numbers may not sum due to rounding.
(2) Excludes Russia related sales of $33.3 million and $37.6 million for the three months ended December 31, 2025 and 2024, respectively.
(3) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(4) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(5) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales(1)
	Americas		EMEA & APAC		Total ESAB(1)
	$	Change %	$	Change %	$	Change %
For the year ended December 31, 2024	$1,176.7		$1,564.1		$2,740.8
Components of Change:
Existing businesses (organic sales)(2)	(43.0)	(3.7)%	11.6	0.7%	(31.4)	(1.1)%
Acquisitions(3)	27.9	2.4%	88.0	5.6%	115.9	4.2%
Foreign Currency translation(4)	(31.3)	(2.7)%	48.5	3.1%	17.3	0.6%
Total sales (decline) growth	(46.4)	(3.9)%	148.2	9.5%	101.8	3.7%
For the year ended December 31, 2025	$1,130.3		$1,712.2		$2,842.6
__________
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales(1)(2)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the year ended December 31, 2024	$1,176.7		$1,414.4		$2,591.2
Components of Change:
Existing businesses (core organic sales)(3)	(43.0)	(3.7)%	37.9	2.7%	(5.1)	(0.2)%
Acquisitions(4)	27.9	2.4%	88.0	6.2%	115.9	4.5%
Foreign Currency translation(5)	(31.3)	(2.7)%	29.7	2.1%	(1.5)	(0.1)%
Total core sales (decline) growth	(46.4)	(3.9)%	155.6	11.0%	109.2	4.2%
For the year ended December 31, 2025	$1,130.3		$1,570.1		$2,700.4
__________
(1) Numbers may not sum due to rounding.
(2) Excludes Russia related sales of $142.2 million and $149.6 million for the year ended December 31, 2025 and 2024, respectively.
(3) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(4) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(5) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net cash provided by operating activities (GAAP)	$97.1	$126.9	$260.6	$355.4
Purchases of property, plant and equipment (GAAP)	(19.6)	(24.7)	(47.3)	(51.8)
Proceeds from the sale of certain properties(1)	—	—	—	1.9
Payments related to discontinued operations	4.2	2.9	14.9	15.0
Acquisition-related payments(2)	1.3	—	17.9	—
Adjusted free cash flow (non-GAAP)	$82.9	$105.1	$246.1	$320.5
__________
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash provided by operating activities.
(2) Represents payments related to due diligence, transaction and other related costs.

ESAB CORPORATION
2026 Outlook
Dollars in millions, except per share amounts
(Unaudited)

ESAB 2026 Outlook
2025 Core net sales	$2,700.4
Organic growth	2.0% - 4.0%
Acquisitions	~4.0%
Currency	0.0% - 1.0%
2026 Core net sales growth range	6.0% - 9.0%

2025 Core adjusted EBITDA	$540.0
2026 Core adjusted EBITDA range	$575 - $595

2025 Core adjusted EPS	$5.27
2026 Core adjusted EPS range	$5.70 - $5.90

ESAB CORPORATION
CONSOLIDATED BALANCE SHEETS
Dollars in thousands, except per share amounts
(Unaudited)

	December 31, 2025	December 31, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$185,863	$249,358
Trade receivables, less allowance for credit losses of $21,765 and $23,850	451,298	370,321
Inventories, net	481,765	403,711
Prepaid expenses	66,103	55,665
Other current assets	76,876	69,327
Total current assets	1,261,905	1,148,382
Property, plant and equipment, net	381,876	298,347
Goodwill	1,949,702	1,651,993
Intangible assets, net	673,006	487,993
Lease assets - right of use	113,310	89,859
Other assets	386,295	357,401
Total assets	$4,766,094	$4,033,975

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$2,412	$15,000
Accounts payable	360,391	318,493
Accrued liabilities	301,986	298,558
Total current liabilities	664,789	632,051
Long-term debt	1,232,540	1,060,739
Other liabilities	657,236	532,936
Total liabilities	2,554,565	2,225,726
Equity
Common stock - $0.001 par value - 600,000,000 shares authorized; 60,721,079 and 60,517,574 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively	61	61
Additional paid-in capital	1,904,889	1,901,337
Retained earnings	800,806	597,180
Accumulated other comprehensive loss	(539,716)	(729,574)
Total ESAB Corporation equity	2,166,040	1,769,004
Noncontrolling interest	45,489	39,245
Total equity	2,211,529	1,808,249
Total liabilities and equity	$4,766,094	$4,033,975

ESAB CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Year Ended
	December 31, 2025	December 31, 2024
Cash flows from operating activities:
Net income	$233,232	$270,748
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other impairment charges	84,105	66,790
Net gain on sale of property, plant and equipment	(5,645)	(986)
Stock-based compensation expense	16,937	19,780
Deferred income tax benefit	(35,664)	(2,601)
Non-cash interest expense	2,864	2,886
Pension settlement loss	—	12,155
Changes in operating assets and liabilities:
Trade receivables, net	(40,014)	(4,848)
Inventories, net	(5,570)	(22,495)
Accounts payable	6,687	31,861
Other operating assets and liabilities	3,635	(17,891)
Net cash provided by operating activities	260,567	355,399
Cash flows from investing activities:
Purchases of property, plant and equipment	(47,287)	(51,779)
Proceeds from sale of property, plant and equipment	6,535	3,805
Acquisitions, net of cash received	(438,314)	(153,664)
Other investing	(816)	(4,058)
Net cash used in investing activities	(479,882)	(205,696)
Cash flows from financing activities:
Proceeds from borrowings on Senior Notes	—	700,000
Proceeds from borrowings on Term Loan	350,000	—
Proceeds from borrowings on revolving credit facilities and other	410,715	205,000
Repayments of borrowings on Term Loan	(385,000)	(602,500)
Repayments of borrowings on revolving credit facilities and other	(217,149)	(237,005)
Payment of debt issuance costs	(5,396)	(10,423)
Payment of dividends	(21,913)	(16,992)
Distributions to noncontrolling interest holders	(4,171)	(3,678)
Other financing	(13,385)	(2,733)
Net cash provided by financing activities	113,701	31,669
Effect of foreign exchange rates on Cash and cash equivalents	42,119	(34,017)
(Decrease) increase in Cash and cash equivalents	(63,495)	147,355
Cash and cash equivalents, beginning of period	249,358	102,003
Cash and cash equivalents, end of period	$185,863	$249,358